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                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement                |_| Confidential, For use of the
(as permitted by Rule 14a-6(e)(2)                  Commission Only

|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-12

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                           Jurika & Voyles Fund Group

                  (Name of Registrant as Specified in Charter)

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Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         (1) Title of each class of securities to which transaction applies:

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         (2) Aggregate number of securities to which transaction applies

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4) Proposed maximum aggregate value of transaction:

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         (5) Total fee paid:

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         |_| Fee paid previously with preliminary materials:

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         |_| Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
                                    33-81754; 811-8646
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         (3)  Filing Party:
                                    Jurika & Voyles Fund Group
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          (4)  Date Filed:
                                    August 28, 2000
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                        MANAGEMENT INFORMATION SERVICES
                     PROPOSED SCRIPT FOR TELEPHONE VOTING

OPENING

When connected to the toll-free number, shareholder will hear:

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"Welcome. Please enter the control number located on the upper portion of your proxy card."
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When shareholder enters the control number, he/she will hear:

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"To vote as the Board recommends, press 1 now.  To vote otherwise, press 0 now."
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OPTION 1: VOTING THE PROPOSAL AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on the proposal, he/she will hear:

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"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
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If shareholder presses 1, he/she will hear:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

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"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to revote your proxy or vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

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"Thank you for voting."
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Call is terminated.


OPTION 2: VOTING OTHER THAN THE BOARD RECOMMENDS

If shareholder elects to vote the proposal other than as the Board recommends, he/she will hear:

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"Proposal 1:  To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
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

After the vote is cast for Proposal 1, the shareholder will hear:

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"Your vote has been cast as follows: Proposal 1: (vote is given). If this is correct, press 1. If incorrect, press 0."
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If the shareholder presses 1, he/she will hear:

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"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

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"Your vote has been canceled. If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
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If shareholder elects to revote the cancelled vote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

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"Thank you for voting."
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Call is terminated.

                             Jurika & Voyles Funds
                              Verbal Voting Script

Introduction

Hello, my name is __________. I'm calling from DF King on behalf of Jurika & Voyles Funds. May I please speak to __________?

Address Shareholder Needs

The Board of Trustees of your Jurika & Voyles Fund mailed a proxy statement that requires your attention. I'm calling to find out if you received these materials. May I have a moment of your time?

Have you received the proxy materials in the mail?

     If not, then help the shareholder obtain the material he/she requires. In either case, make sure the address is correct, make any necessary corrections, and code the disposition as "14" or "15". If the shareholder says he/she just got the materials, offer him/her the 800 phone number 1-800-714-3310, offer to give him/her a brief summary of the proxy statement, and explain that someone may call in a few days to answer any questions.

Are you familiar with the proposal? May I assist you with any questions?

     Take time to answer all questions carefully. Do not give advice. Remind the shareholder that the Board of Trustees has recommended that he/she vote in favor. Many questions can be addressed by referring to the proxy statement and reading the appropriate sections.

If it's convenient for you, I can record your vote over the telephone right now. Is it convenient?

     Allow the shareholder to give you a response. If the shareholder says he/she has already sent in the proxy, do not ask the shareholder how he/she voted and politely end the call.

Here's how we'll proceed. The phone call will be recorded to assure accuracy. I will ask you for your name, confirmation that you received the proxy materials, your address, and the last 4 digits of your social security number. We'll then take your vote. Within 72 hours, we'll mail you a letter confirming your vote. Are you ready?

     Depending on answer, TAB down and choose either "Y" or "N". If you are going to take a vote, remember to allow the phone call to be recorded.

Begin the Vote

At this time, I'll begin recording the call. First, I'll reintroduce myself. My name is __________, calling from DF King & Co on behalf of Jurika & Voyles Funds. Today's date is __________ and the time is __________ eastern time.

May I please have your name?

May I ask if you received the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

     Input the last 4 digits of the SSN. You may not proceed without this information. If the shareholder refuses to give this information, explain that it is for security purposes only, to assure that only the proper person can vote his/her shares. However, if the shareholder continues to resist, you have no choice but to politely end the call. In this case, return to the first screen (Shift TAB) and hit "N", which will take you to the disposition screen.

Actual Voting

Your Board of Trustees has made a proposal that it has studied carefully. It recommends that you vote in favor of this proposal. Would you like to vote in favor of this proposal as recommended by your Board?

     Choose either "Y" or "N". If you choose "Y", then the computer will fill in the response for the proposal. If you choose "N", you must input a vote for the proposal. If you are required to read the proposal, end by saying, "Your Board recommends that you vote in favor. How would you like to vote?" The valid responses are

                    F = For proposal.
                    A = Against proposal.
                    B = Abstain.
Closing

Your vote has been recorded. You have voted __________. Is that correct?

     If it is correct, then choose "Y". If it is not correct, then choose "N". The cursor will return to the top of the ballot and allow you to make the appropriate corrections.

In the next 72 hours, we'll mail you a letter confirming your votes. If you wish to change your vote for any reason, please call us at the number listed in the letter. Thank you for your time.

     Turn off the tape recorder. Record the shareholder's name and number of shares on your log. Finish the phone call. If you get a verbal vote, the only valid disposition is "01". If you do not get a verbal vote, then you may use any valid disposition except "01".
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                             Jurika & Voyles Funds

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Answering Machine Message
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Hello, this is _______ calling on behalf of the Jurika & Voyles Funds. You should have received material in the mail concerning the Special Shareholders Meeting scheduled to be held on Monday October 9th, 2000.

At your earliest convenience, please sign, date, and return the proxy card in the envelope provided. If you have any questions, need proxy material or would like to vote by telephone, please call 1-800-714-3310.

Thank you for your consideration.